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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Sections 13 or 15(d) of the
                        Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                          reported): November 17, 2003



                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


            Delaware                           1-14164                              95-3518892
   -------------------------          -------------------------         ----------------------------------
(State or other jurisdiction of       (Commission File Number)         (I.R.S. Employer Identification No.)
         incorporation)



                       401 North Wabash Avenue, Suite 740
                                Chicago, IL 60611
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (312) 321-2299
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following information and the attached exhibit are being filed under "Item 5. Other Events and Regulation FD Disclosure."

On November 17, 2003, Hollinger International Inc. issued a press release reporting the status of an internal investigation and the related restructuring of the management of Hollinger International Inc. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS.

(c)      Exhibits. The exhibit listed below is being filed with this Form 8-K:

Exhibit 99.1 Press release dated November 17, 2003 reporting the status of an internal investigation and the related restructuring of the management of Hollinger International Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: November 17, 2003          By:  /s/ Peter K. Lane
                                      ------------------------------------------
                                      Peter K. Lane
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER                                DESCRIPTION
--------------                                -----------
99.1 Press release dated November 17, 2003 reporting the status of an internal investigation and the related restructuring of the management of Hollinger International Inc.